EXHIBIT 99.1

JoS. A. Bank Clothiers to Announce Third Quarter Financial Results for Fiscal 2013 on Thursday, December 5th

Company to Issue Press Release Pre-Market Opening and Hold Conference Call at 11:00 a.m. ET

HAMPSTEAD, Md., Dec. 2, 2013 (GLOBE NEWSWIRE) -- JoS. A. Bank Clothiers, Inc. (Nasdaq:JOSB) said today that it will issue a press release announcing its financial results for the third quarter of fiscal year 2013 prior to the U.S. market opening on Thursday, December 5, 2013. At 11:00 a.m. Eastern Time (ET) that day, the Company will hold a conference call to discuss its results. The conference call for the third quarter of fiscal year 2013 will include a live question-and-answer session with the Company's President and Chief Executive Officer R. Neal Black and Executive Vice President and Chief Financial Officer David E. Ullman to discuss the third quarter performance.

To join in the call please dial (USA) 800-230-1059 or (International) 612-234-9960 at least five minutes before 11:00 a.m. ET on Thursday, December 5, 2013. A replay of the conference call will be available after 1:00 p.m. ET on December 5, 2013 until December 12, 2013 at 11:59 p.m. ET by dialing (USA) 800-475-6701 or (International) 320-365-3844. The access code for the replay will be 308076. In addition, a webcast replay of the conference call will be posted on the investor relations section of our website: www.josbank.com .

JoS. A. Bank Clothiers, Inc., established in 1905, is one of the nation's leading designers, manufacturers and retailers of men's classically-styled tailored and casual clothing, sportswear, footwear and accessories. The Company sells its full product line through 629 stores in 44 states and the District of Columbia, a nationwide catalog and an e-commerce website that can be accessed at www.josbank.com. The Company is headquartered in Hampstead, Md., and its common stock is listed on the NASDAQ Global Select Market under the symbol "JOSB."

Our statements concerning future operations contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those forecasted due to a variety of factors outside of our control that can affect our operating results, liquidity, and financial condition. Such factors include risks associated with domestic and international economic activity and inflation, weather, public health and other factors affecting consumer spending (including negative changes to consumer confidence and other recessionary pressures), higher energy and security costs, the successful implementation of our growth strategy (including our ability to finance our expansion plans), the mix and pricing of goods sold, the effectiveness and profitability of new concepts, the market price of key raw materials (such as wool and cotton) and other production inputs (such as labor costs), seasonality, merchandise trends and changing consumer preferences, the effectiveness of our marketing programs (including compliance with relevant legal requirements), the availability of suitable lease sites for new stores, doing business on an international basis, the ability to source product from our global supplier base, legal and regulatory matters and other competitive factors. The identified risk factors and other factors and risks that may affect our business or future financial results are detailed in our filings with the Securities and Exchange Commission, including, but not limited to, those described under "Risk Factors" and/or "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended February 2, 2013 and our Quarterly Reports on Form 10-Q filed through the date hereof. These cautionary statements qualify all of the forward-looking statements we make herein. We cannot assure you that the results or developments anticipated by us will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. Interim period sales are not necessarily indicative of sales expected for the full quarter. Furthermore, sales are just one component of earnings and no projection of earnings should be inferred from any discussion of interim period sales or other information in this release. We do not undertake an obligation to update or revise any forward-looking statements to reflect actual results or changes in our assumptions, estimates or projections. These risks should be carefully reviewed before making any investment decision.

CONTACT: JoS. A. Bank Clothiers, Inc., Hampstead, Md.
         David E. Ullman
         EVP/CFO
         410-239-5715

         or Investor Relations Information Request Website
         (http://phx.corporate-ir.net/phoenix.zhtml?c=
         113815&p=irol-inforeq),
         or Investor Relations Voicemail, 410-239-5900

         E-commerce Address for JoS. A. Bank Clothiers, Inc.:
         www.josbank.com